UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

Dror Ortho-Design, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51783	85-0461778
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Shatner Street 3 Jerusalem, Israel	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 (0)74-700-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On December 28, 2023, Dror Ortho-Design, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Dror Ortho-Design, Inc. 2023 Long-Term Incentive Plan (the “2023 Plan”).

For more information about the 2023 Plan, see the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on December 18, 2023 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The description of the 2023 Plan above and such portions of the Company’s Proxy Statement are qualified in their entirety by reference to the full text of the 2023 Plan, filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders also approved the adoption of the Company’s Amended and Restated Certificate of Incorporation (the “Restated Charter”) and an amendment to the Restated Charter to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) from 500,000,000 to 3,254,475,740 and to make a corresponding change to the number of authorized shares of capital stock (the “Authorized Share Increase Amendment”). On January 4, 2024, the Company filed the Restated Charter, with the provisions of the Authorized Share Increase Amendment incorporated therein, with the Secretary of State of Delaware.

For more information about the Restated Charter and the Authorized Share Increase Amendment, see the Company’s Proxy Statement, the relevant portions of which are incorporated herein by reference. The information set forth herein is qualified in its entirety by reference to the complete text of the Restated Charter, a copy of which is filed with this report as Exhibit 3.1.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As of the close of business on November 29, 2023, the record date for the Annual Meeting, there were (i) 495,454,546 shares of Common Stock issued and entitled to vote on the proposals described below and (ii) 10,463,363 shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), issued, which were entitled to cast an aggregate of 769,875,898 votes on the proposals described below. The matters described below were submitted to a vote of the holders of the Company’s Common Stock and Series A Preferred Stock at the Annual Meeting. Each proposal is described in detail in the Proxy Statement.

1.	Election of the five directors named in the Proxy Statement to the Board to serve until the annual meeting of stockholders in 2024 or until each one’s respective successor has been duly elected and qualified.

	For	Against	Abstain	Broker non-votes
Eliyahu (Lee) Haddad	817,866,937	5,000	-	-
Moshe Shvets	817,866,937	5,000	-	-
Chaim Hurvitz	817,866,937	5,000	-	-
Chaim Ravad	510,991,546	306,880,391	-	-
Yehuda Englander	817,866,937	5,000	-	-

2.	Approval of the adoption of the Restated Charter.

For	Against	Abstain
817,871,937	-	-

3.	Approval of the Authorized Share Increase Amendment.

Common Stock

For	Against	Abstain
277,114,834	6,862,270	-

Series A Preferred Stock

For	Against	Abstain
533,889,833	-	-

4.	Approval of the adoption of an amendment to the Restated Charter to effect a reverse stock split of the Company’s Common Stock, at a ratio in the range of 1-for-1,000 to 1-for-100,000 (the “Reverse Stock Split”), with the exact exchange ratio and timing to be determined at the discretion of the Board but prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Annual Meeting and to be set forth in a public announcement.

For	Against	Abstain
812,503,694	5,368,243	-

5.	Approval of the 2023 Plan.

For	Against	Abstain	Broker non-votes
816,367,167	1,504,770	-	-

The results reported above are final voting results. No other matters were considered or voted upon at the meeting.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation
10.1	Dror Ortho-Design, Inc. 2023 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 14, 2023)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2024	Dror Ortho-Design, Inc.

	By:	/s/ Eliyahu (Lee) Haddad
Eliyahu (Lee) Haddad
Chief Executive Officer